UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2025 (December 5, 2025)

Twenty One Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42997	39-2506682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

(206) 552-9859

(Registrant’s telephone number, including area code)

-

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	XXI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Insider Letter Amendment

As previously disclosed, on April 22, 2025, contemporaneously with the execution of the business combination agreement, dated as of April 22, 2025 (as amended on July 26, 2025) by and among Cantor Equity Partners, Inc., a Cayman Islands exempted company (“CEP”), Twenty One Capital, Inc., a Texas corporation (the “Company”), Twenty One Merger Sub D, a Cayman Islands exempted company and wholly owned subsidiary of the Company, Twenty One Assets, LLC, a Delaware limited liability company, Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable, iFinex, Inc., a British Virgin Islands company and, solely for certain limited purposes, Stellar Beacon LLC, a Delaware limited liability company (the “Business Combination Agreement”), the Company, CEP and Cantor EP Holdings, LLC (the “Sponsor”) entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), where, among other things, the parties agreed to permit CEP and the Sponsor to amend, prior to Closing (as defined in the Business Combination Agreement), the letter agreement, dated as of August 12, 2024 by and among CEP, the Sponsor and the then current directors and executive officers of CEP (the “Insider Letter”), to shorten the lock-up period applicable to the Founder Shares (as defined in the Insider Letter) from one (1) year to six (6) months.

On December 5, 2025, pursuant to the Sponsor Support Agreement, CEP, the Sponsor and the Company entered into an amendment to the Insider Letter (the “Insider Letter Amendment”), pursuant to which the Insider Letter was amended to (a) add the Company as a party to the Insider Letter; (b) revise the terms of the Insider Letter to include Class A common stock of the Company, par value $0.01 per share, which pursuant to the Business Combination Agreement is issued in exchange for the CEP’s Class A ordinary shares; and (c) shorten the lock-up period applicable to the Founder Shares from one (1) year to six (6) months and amend the terms of the lock-up set forth in Section 7 of the Insider Letter to reflect the terms of the lock-up agreements to be entered into pursuant to the Business Combination Agreement, at Closing.

As previously disclosed, on December 8, 2025, the Company consummated the transactions contemplated by the Business Combination Agreement.

The Insider Letter and Insider Letter Amendment are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Insider Letter and the Insider Letter Amendment and the terms of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
10.1	Insider Letter, dated August 14, 2024, by and among CEP, its then current officers and directors and the Sponsor (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-4, filed with the SEC on October 17, 2025).
10.2	Amendment to Insider Letter, dated December 5, 2025 by and among the Company, Sponsor and CEP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2025

Twenty One Capital, Inc.

By:	/s/ James Cong Hoan Nguyen
Name:	James Cong Hoan Nguyen
Title:	General Counsel and Chief Compliance Officer

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